U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549
                               __________________

                                    FORM 8-K
                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934



Date  of  Report  (Date  of  earliest  event  reported):  November  20,  2002
                                                         --------------------


                        KOALA INTERNATIONAL WIRELESS INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


       NEVADA                       0-32479                   76-0616468
       ------                       -------                   ----------
  (State or other
    Jurisdiction                  (Commission              (I.R.S. Employer
  of incorporation)               File Number)            Identification No.)

     366  BAY  STREET,  SUITE  800
     TORONTO,  ONTARIO,  CANADA                        M5H  4B2
     --------------------------                        --------
    (Address  of  principal  executive  offices)      (Zip  Code)

Copies  to:
141  -  757  West  Hastings  Street,  Suite  676
Vancouver,  British  Columbia,  Canada  V6C  1A1
(604)  681-7806

Registrant's  telephone  number,  including  area code:     (416) 596-8520 (281)
                                                            --------------------

 ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

NOWIRE  ACQUISITION  AGREEMENT

Pursuant to a voluntary Share Exchange Agreement (the "Agreement") dated November 20, 2002, Koala International Wireless Inc. (the "Company"), a Nevada corporation, acquired all of the partnership interests from the partners of NoWire Telecom, Inc. ("NoWire"), an Egyptian partnership company, based in Cairo, from the partners of NoWire in exchange for an aggregate of 6,000,000 shares of its common stock (the "Exchange").

The Exchange was approved by the unanimous consent of the partners of NoWire holding a majority of the partnership interests of NoWire on November 20, 2002.

The Exchange was also approved by unanimous consent of the Board of Directors of the Company on November 20, 2002. No Company shareholder vote was required. The Exchange was effective on November 20, 2002.

A copy of the Agreement and Plan of Exchange is filed as an exhibit to this Form 8-K and is incorporated in its entirety herein. The foregoing description is modified by such reference.

CONTROL  OF  THE  COMPANY

The Company had 19,695,990 shares of common stock, $0.001 par value per share, issued and outstanding prior to the Exchange. NoWire had two partnership units prior to the Exchange. As a result of the Exchange, the Company has 25,695,990 shares of common stock issued and outstanding as of November 20, 2002, approximately 23.3 per cent of which are held by the former partners of NoWire.

Effective November 20, 2002, Miguel Caron was elected a member of the Board of Directors of the Company. Miguel was appointed President of the Company and will be responsible for global market development and sales generation.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

Upon the effective date of the Exchange, November 20, 2002, NoWire became a wholly-owned subsidiary of the Company. The Exchange has been accounted for as a purchase. As a result of the Exchange, the Company has control over the assets and business plan of NoWire.

In exchange for all of the outstanding partnership units of NoWire, being 2 partnership units, the Company issued from its treasury an aggregate of 6,000,000 shares of its common stock, having a par value of $0.001 per share to the partners of NoWire.

The consideration exchanged pursuant to the Exchange was negotiated between NoWire and the Company. In evaluating the transaction, the Company used criteria such as the value of the assets of NoWire, NoWire's operations, business name and reputation, and quality of management. The Company determined that the consideration for the Exchange was reasonable.

The offering of the Company's shares to the shareholders of NoWire was conducted pursuant to an exemption from registration, namely Rule 506 of Regulation D and/or Regulation S under the Securities Act of 1933, as amended (the "Act"). As a result, the 6,000,000 shares of the Company's common stock held by the partners of NoWire are "restricted securities" subject to Rule 144 of the Act.

The acquisition of NoWire is the second of a series of acquisitions whereby the Company will also acquire a 100% interest in IP Co. Limited ('IP Co.') for the issuance of 28,000,000 shares of the Company's common stock, thereby resulting in a change in control of the Company whereby the Company will be effectively controlled by the shareholders of Route1Corporation, NoWire Telecom and IP Co.

                           (A)  DESCRIPTION OF BUSINESS

DESCRIPTION  OF  THE  BUSINESS  OF  THE  COMPANY

Koala International Wireless Inc. (formerly Kettle River Group Inc.) (the "Company") is a developmental stage company that was incorporated in Nevada on August 18, 1999. The Company activities have been organizational, directed at acquiring its principal asset, raising its initial capital and developing its business plan. On February 14, 2000, the Company acquired a license to distribute Vitaminalherb.com products to health and fitness professionals in Great Britain but has not yet commenced selling the products. In order to better facilitate its business goals, the Company voluntarily filed with the SEC a Form 10-SB on March 22, 2001 and became a "reporting issuer" under the Exchange Act on May 21, 2001. From the time it became a reporting issuer until September, 2001, the Company did not engage in any commercial business activities. Further detailed information about the Company can be found in its Form 10-SB, as amended, filed with the SEC on March 22, 2001.

In October 2001, the Company acquired Urbanesq.com, Inc. ("Urbanesq"), a private Ontario corporation which owned the rights to a handheld communications device, the "KIWI", for an aggregate of 6,500,000 shares of common stock of the This was effectively a reverse takeover of the Company by Urbanesq, in that the stockholders of Urbanesq became majority holders of the Company's outstanding common stock.

In September 2002, the Company acquired Route1 Corporation. Route1 is involved in the billing, tracking, settlement and data management for Mobile Virtual Network Operators (MVNO's). Route1 has developed a number of proprietary encryption and related software applications that enable the delivery of secure data and short messaging transmissions over an MVNO. Route1's technology and vision will allow the combined companies to pursue multiple business opportunities.

The Company (Koala) is developing an International Mobile Virtual Network Operator (IMVNO) platform to allow the delivery of voice, data and short messaging over multiple networks. Concurrent with the IMVNO development, the Company is pursuing the development of applicable devices to serve the network subscribers. The IMVNO strategy will enable subscribers to access the Internet, play and store MP3, utilize existing applications including calendaring, contact management systems, email and short messaging and additional functionality, some not currently available in the marketplace.

DESCRIPTION  OF  THE  BUSINESS  OF  NOWIRE  TELECOM  ("NOWIRE")

CORPORATE  BACKGROUND

NoWire is a wireless messaging company incorporated in Cairo, Egypt, with corporate headquarters in Montreal, Quebec. The Company has secured virtual carrier agreements with more than 125 international telephone and data carriers to enable the delivery of premium data and Short Messaging content and services to their customers. The principals of NoWire have successfully developed and operated a number of International Short Messaging and data networks.

NoWire provides a turnkey technology platform that enables the delivery of Short Messaging and/or voice and data services to telecom carriers that lack the infrastructure necessary to provide these services on a local and international basis. Short Messaging enables the transmission of small amounts of data to (and from) PDA's and cell phones, such as text messaging and the delivery of custom ring tones, graphics and compelling content. Short Messaging is undergoing tremendous growth as an inexpensive and convenient form of communication over wireless networks. NoWire has aggregated a substantial amount of Short Messaging content and services that can be delivered to its customers.

SERVICES

NoWire  will  offer  four  services:

1.  Sale  of  SMS  capacity  to  content  providers  and  gaming  companies:
- NoWire provides a reliable, simple and efficient way to connect through one of many different gateways: HTTP, SMTP or a direct connection VPN over IP using SMPP as the SMS protocol.
2.  Aggregate  content  for  wireless  carriers:
- NoWire will buy content from content providers, make it available on the NoWire gateway, and provide it to using a revenue share model with wireless network operators
3.  Provide  reverse  billing  contract  to  content  providers.
- NoWire will offer a method for content to providers to share revenue with the carriers.
4.  Provide  SMS-C  features  to  small  carriers  with  no  SMS-C  and  MVNO.
- For small carriers in South-America, middle-east and Africa NoWire will provide a message services number that would be pre-programmed in their customer's SIM card.

Future  Services
----------------
NoWire  may  expand  into  additional  wireless  technologies

MARKETING  AND  DISTRIBUTION

Marketing  Strategy
-------------------

The SMS business will be built on the extension of existing relationships where NoWire's capability is already recognized. This will be supplemented by long-term efforts to develop recognition in professional forums and trade shows. NoWire also intends to market its services to signature major clients in order to grow the overall business.

In addition to NoWire's technology capability the company's objective is to provide the easiest, most secure and well priced way of sending and receiving SMS around the globe.

Value  Proposition
------------------
NoWire intends to provide their clients with the ability to terminate and originate messages to over 500 wireless carriers world wide at the lowest possible price with the highest service level. NoWire believes its customers will be able to track statistics live with a confirmation that the message has been received by the user.

Market  Segmentation
--------------------
SMS traffic is split between user to user and content. NoWire has services for both.
On the content side, 75% of the SMS power users (more than 100 SMS per month) are between 15 and 25 years. NoWire intends to target this market with their search for contents providers.
On the user to user side NoWire intends to provide SMS capability to small carriers.

Target  Market  Segment  Strategy
---------------------------------
NoWire has targeted high marketing companies, who are high traffic generators and well funded, to promote their services using NoWire's gateway. On the carrier side, NoWire is targeting small carriers with about 500K user each.

Market  Growth
--------------
The total SMS traffic is growing rapidly with more than 750million SMS messages sent each day

Sales  Forecast
---------------
NoWire expects to become operational in the first half of 2003 utilizing a scalable platform to facilitate rapid growth.

COMPETITION

Competition  and  Buying  Patterns
----------------------------------
Contents providers and carriers are looking for a fast, affordable and reliable way to have direct access to users and contents. Few of the wireless messaging players are known for reliability, and NoWire believes that its technology and the method it uses to deliver messages will make it as reliable as an e-mail with a return receipt. With NoWire's contact network, its' gateway will be interconnected to many carriers and third parties allowing it to create a LCR (low cost routing) and thus proposing to its customers the lowest price available in the.

Competitive  Comparison
-----------------------
Most of NoWire's competition right now comes from the internet world where competitors do not have a carrier-grade infrastructure but compete aggressively on price and services.

The Company's principal executive offices are located at 366 Bay Street, Suite 800, Toronto, Ontario, Canada M5H 4B2.

PLANNED  FUTURE  OPERATIONS

The core business of Koala will be to provide carriers, businesses and individuals with enhanced wireless mobility and connectivity. As the company expands the applications available to its subscribers, the hardware and software component of the Koala business will generate stand-alone revenues from their respective third -party customers. These businesses include banking services, hosting and data services, encryption and billing services, as well as PDA tools and applications.

REGULATORY  ENVIRONMENT
The manufacture and use of NoWire may be subject to regulation by one or more federal agencies, including the Federal Trade Commission and the Canadian Radio and Television Commission. These activities also may be regulated by various agencies of the states, localities and foreign countries in which consumers reside.

Numerous U.S. federal and state government agencies have demonstrated significant activity in promoting consumer protection and enforcing other regulatory and disclosure statutes. Additionally, it is possible that new laws and regulations may be enacted with respect to Internet entertainment dissemination. The adoption of such laws or regulations and the applicability of existing laws and regulations may impair the growth of Internet media use and result in a decline in the uses of the NoWire technology.

INTELLECTUAL  PROPERTY

The nature of patent and trademark registration is very complex and requires legal expertise. To date, no applications have been prepared to patent any of NoWire's assets or concepts.

EMPLOYEES

The Company and NoWire are in the developmental stage and currently have no employees. The Company looks to its directors and officers for their combined entrepreneurial skills and talents. For a complete discussion of the directors and officers and their experience, please see the section of this Form 8-K entitled "Directors and Executive Officers." Management plans to use consultants, attorneys and accountants as necessary. A portion of any employee compensation package likely would include the right to acquire stock in the Company, which would dilute the ownership interest of holders of existing shares of the Company's common stock.

PRESS  RELEASE  ON  EXCHANGE

The Company has issued a press release with respect to the Share Exchange with NoWire, a copy of which is attached as Exhibit 99 to this Form 8-K.

                           (B) DESCRIPTION OF PROPERTY

Not  applicable

                         (C) MANAGEMENT'S DISCUSSION AND
                         ANALYSIS OR PLAN OF OPERATIONS

Certain statements contained herein may constitute forward-looking statements. Because such statements include risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include those discussed in the "Outlook: Issues and Uncertainties" section of this Form 8-K. The Company intends to file pro forma financial statements within sixty days of filing this Form 8K and intends to expand its management discussion within the context of those pro forma financial statements.

PLAN  OF  OPERATIONS

The Company's business is still in its development stage. The Company has not generated any revenue to date. The Company plans to generate revenue by assembling an International Mobile Virtual Network Operator platform to enable the delivery of data, short messaging and voice services over multiple networks and the subsequent offering of products and services it will enable.

During the period from July, 2002 through November 20, 2002, NoWire engaged in no significant operations other than organizational activities and research and development of its NoWire product. NoWire received minimal revenues during this period.

Operation costs over the next year will depend on a number of factors, including the cost of marketing the NoWire software applications, the cost of conducting marketing research and preparing a marketing campaign for NoWire.

The Company's business plan with respect to its NoWire business is to continue research and development of the NoWire product, add-ons to the NoWire applications and to conduct marketing research to determine the demand for its products in its target markets.


LIQUIDITY  AND  CAPITAL  RESOURCES

No material commitments for capital expenditures were made during the years ended September 30, 2002, 2001, 2000 or 1999.

The Company estimates the cost of producing and marketing the NoWire product at $300,000 US. There can be no assurance that the Company will be able to continue as a going concern or achieve material revenues or profitable operations.

The Company plans to utilize a combination of internally generated funds from operations over the next year, potential debt and/or equity financings to fund its short-term and long-term growth. The availability of future financings will depend on market conditions. A portion of the funds may be used to grow the business through acquisitions of other businesses.

The forecast of the period of time through which the Company's financial resources will be adequate to support operations is a forward-looking statement that involves risks and uncertainties. The actual funding requirements may differ materially from this as a result of a number of factors including plans to rapidly expand its new operations. There can be no guarantee that financing adequate to carry out the Company's business plan will be available on terms acceptable to the Company, or at all.

EFFECT  OF  FLUCTUATIONS  IN  FOREIGN  EXCHANGE  RATES

The Company's reporting and functional currency is the US dollar. Currently, all of the Company's operations are located in Canada. Transactions in Canadian dollars have been translated into U.S. dollars using the current rate method, such that assets and liabilities are translated at the rates of exchange in effect at the balance sheet date and revenue and expenses are translated at the average rates of exchange during the appropriate fiscal period. As a result, the carrying value of the Company's investments in Canada is subject to the risk of foreign currency fluctuations. Additionally, any revenues received from the Company's international operations in other than U.S. dollars will be subject to foreign exchange risk.

RECENT  ACCOUNTING  PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS No. 133). SFAS No. 133 requires companies to recognize all derivatives contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 2000.

Historically, the Company has not entered into derivatives contracts either to hedge existing risks or for speculative purposes. Accordingly, the Company does not expect adoption of the new standard on January 1, 2001 to affect its financial statements.

In December 1999, the SEC staff released Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" ("SAB 101"). SAB 101 provides interpretive guidance on the recognition, presentation and disclosure of revenue in the financial statements. SAB 101 must be applied to the financial statements no later than the quarter ending September 30, 2000. The Company does not believe that the adoption of SAB 101 will have a material affect on the Company's financial results.

In March 2000, the Financial Accounting Standards Board issued Interpretation No. 44 ("FIN 44") Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25. FIN 44 clarifies the application of APB No. 25 for (a) the definition of employee for purposes of applying APB No. 25, (b) the criteria for determining whether a plan qualifies as a non-compensatory plan, (c) the accounting consequences of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. FIN 44 is effective July 2, 2000, but certain conclusions cover specific events that occur after either December 15, 1998, or January 12, 2000. The Company will adopt FIN 44 in accounting for the stock options granted.

In March 2000, EITF 00-2 "Accounting for Web Site Development Costs" was released. EITF 00-2 provides guidance on how an entity should account for costs involved in such areas as planning, developing software to operate the web site, graphics, content, and operating expenses. EITF 00-2 is effective for web site development costs incurred for fiscal quarters beginning after June 30, 2000.

OUTLOOK:  ISSUES  AND  UNCERTAINTIES

Stockholders and prospective purchasers of the Company's common stock should carefully consider the following risk factors in considering the future of the Company.

RISK  FACTORS  ASSOCIATED  WITH  THE  COMPANY  AND  ITS  BUSINESS

The following risks relate specifically to the Company's business and should be considered carefully. The Company's business, financial condition and results of operations could be materially and adversely affected by any of the following risks:

LIMITED  OPERATING  HISTORY.
The limited operating history of the Company and it's subsidiaries make evaluation of their business and the forecasting of the Company's future results difficult. NoWire has only a limited operating history upon which an evaluation of their business and the Company's prospects can be based, each of which must be considered in light of the risks, expenses and problems frequently encountered by all companies in the early stages of development. NoWire has no record of commercial production, earnings or sales. The Company, therefore, continues to be in its development stage. There is no assurance that the Company's products will achieve sales at a commercially viable level that will generate a profit.

FUTURE  GROWTH  PREDICTIONS  MAY  BE  INACCURATE.
NoWire's limited operating history make the prediction of future results difficult. Furthermore, NoWire's limited operating history lead the Company to believe that period-to-period comparisons of the Company's operating results may not be meaningful and that the results for any particular period should not be relied upon as an indication of future performance. To the extent that revenues do not grow at anticipated rates, the Company's business, results of operations and financial condition would be materially and adversely affected.

THE  COMPANY  ANTICIPATES  INCURRING  LOSSES  INTO  THE  FUTURE.
The Company anticipates incurring losses until the full launch of it's product range. The extent of future losses will depend, in part, on the amount of growth in revenues from sales of the Company's products. The Company expects that operating costs will increase during the next several years, especially in the areas of sales and marketing, product development and general and administrative expenses as it pursues its business strategy. Thus, the Company will need to generate increased revenues faster than the rate of growth in costs to achieve profitability. To the extent that increases in its operating expenses precede or are not subsequently followed by corresponding increases in revenues, or if it is unable to adjust operating expense levels accordingly, the Company's business, results of operations and financial condition would be materially and adversely affected. There can be no assurance that the Company will sustain profitability or that its operating losses will not increase in the future.

COMPETITION  FROM  LARGER  COMPANIES  IS  EXPECTED.
The media and entertainment industries are intensely competitive and the Company will compete with companies having greater financial and technical resources. Therefore, to the extent that the Company is able to establish sales, revenues and profits, there is no assurance that it would be able to sustain such sales, revenues and profits. Moreover, although not a major factor today, if and when the Company begins achieving its objectives, larger, better financed companies in peripheral businesses may be attracted to the Company's markets. They may be prepared to spend large sums quickly to develop competitive products and to mount major marketing campaigns. The Company is aware of this possibility and hopes to establish itself as an industry leader early on. Time is of the essence and the Company's financing and marketing programs are essential to minimize this risk.

THE COMPANY'S ABILITY TO ATTRACT ADDITIONAL FINANCING AS NEEDED MAY AFFECT ITS FUTURE SUCCESS.
The Company will require additional financings as it expects negative operating cash flow for the foreseeable future until income from its operations has grown to cover the cost of its support and development. Such financing, if obtained by the Company, may result in the issuance of additional securities and may not be available on terms favorable to it. The Company expects that it will continue to experience negative operating cash flow for the foreseeable future as a result of significant spending on product development, marketing and infrastructure. Accordingly, the Company may need to raise additional funds in a timely manner in order to fund the continued development and production of its products and eventually marketing and distribution of the products. Additional funds will have to be raised through the issuance of equity or convertible debt securities causing the percentage of ownership of the Company's current stockholders to be reduced. Such securities may have rights, preferences or privileges senior to those of the holders of its common stock. The Company does not have any contractual restrictions on the Company's ability to incur debt and, accordingly, the Company could incur significant amounts of indebtedness to finance its operations. Any such indebtedness could contain covenants that would restrict the Company's operations. There can be no assurance that additional financing, if and when needed, will be available on terms favorable to the Company or at all. If adequate funds are not available or are not available on acceptable terms, it would have a material adverse effect on the Company's ability to fund its expansion, take advantage of acquisition opportunities, develop or enhance services or products or respond to competitive pressures.

GOVERNMENT REGULATION OF THE INTERNET COULD ADVERSELY AFFECT THE COMPANY'S PROFITABILITY
Existing or future legislation could limit growth in use of the Internet, which would curtail the Company's revenue growth. Any new regulation of Internet commerce could damage the Company's business, affect the profitability and perhaps the viability of its business plan, and cause the price of its common stock to decline. Regulation could prove to be burdensome, and impose significant additional costs on the Company's business or subject it to additional liabilities. Regulation is likely in the areas of user privacy, pricing, content, taxation and quality of products and services. Laws and regulations applying to the solicitation, collection, or processing of personal or consumer information could limit the Company's activities. In addition, any regulation imposing fees for Internet use could result in a decline in the use of the Internet and the viability of Internet commerce, which would have a material adverse effect on the Company's business, results of operations, and financial condition.

ANY SIGNIFICANT DETERIORATION IN THE GENERAL ECONOMIC CONDITIONS WOULD HAVE AN ADVERSE EFFECT ON THE COMPANY'S BUSINESS, RESULTS OF OPERATIONS, AND FINANCIAL CONDITION.
The success of the Company's operations depends to a significant extent upon a number of factors relating to discretionary consumer spending, including economic conditions (and perceptions of such conditions by consumers) affecting disposable consumer income such as employment, wages, salaries, business conditions, interest rates, availability of credit and taxation for the economy as a whole and in regional and local markets where the Company operates. There can be no assurance that consumer spending will not be adversely affected by general economic conditions, which could negatively impact the Company's results of operations and financial conditions. Any significant deterioration in general economic conditions or increases in interest rates may inhibit consumers' use of credit and cause a material adverse effect on the Company's revenues and profitability.

SALES  AND  DISTRIBUTION.
The Company has yet to establish a significant distribution and support network. Failure on the part of the Company to put into place an effective marketing infrastructure in a timely manner could act to delay or eliminate the generation of anticipated revenues.

MARKET  ACCEPTANCE.
The viability of the Company is dependent upon the market acceptance of its current and future products. There are no assurances that the products will attain a level of market acceptance that will allow for continuation and growth of its business operations. In addition, the Company will need to develop new processes and products to maintain its operations in the longer term. The development and launching of such processes and products can involve significant expenditure. There can be no assurance that the Company will have sufficient financial resources to fund such programs and whether such undertaking will be commercially successful.

THE COMPANY'S OFFICERS, DIRECTORS AND ENTITIES AFFILIATED WITH THEM CONTROL THE COMPANY.
In the aggregate, ownership of the Company's shares by significant shareholders and management represents a large proportion of the Company's issued and outstanding shares of common stock. These stockholders, if acting together, will be able to significantly influence all matters requiring approval by the Company's stockholders, including the election of directors and the approval of mergers or other business combination transactions.

CONFLICTS OF INTEREST OF CERTAIN DIRECTORS AND OFFICERS OF THE COMPANY. From time to time certain of the directors and executive officers of the Company may serve as directors or executive officers of other companies and, to the extent that such other companies may participate in the industries in which the Company may participate, the directors of the Company may have a conflict of interest. In addition, the Company's dependence on directors and officers who devote time to other business interests may create conflicts of interest, i.e. that the fiduciary obligations of an individual to the other company conflicts with the individual fiduciary obligations of the Company and vice versa. Directors and officers must exercise their judgment to resolve all conflicts of interest in a manner consistent with their fiduciary duties to the Company. In the event that such a conflict of interest arises at a meeting of the directors of the Company, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, the Company will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict. The Company is not aware of the existence of any conflict of interest as described herein.

LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.
The Company's amended and restated articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage shareholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a shareholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the amended and restated articles of incorporation and by-laws. The impact on a shareholder's investment in terms of the cost of defending a lawsuit may deter the shareholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

CONCENTRATION OF OWNERSHIP OF DIRECTORS, OFFICERS AND SIGNIFICANT EMPLOYEES MAY REDUCE THE CONTROL BY OTHER STOCKHOLDERS OVER THE COMPANY.

The Company's directors, officers and other control persons own or exercise full or partial control over more than 30.72% of the Company's outstanding common stock. As a result, other investors in the Company's common stock may not have much influence on corporate decision-making. In addition, the concentration of control over the Company's common stock among the insiders could prevent a change in control of the Company.

THE COMPANY'S COMMON STOCK IS CONSIDERED A "PENNY STOCK", WHICH MAKES IT MORE DIFFICULT TO SELL THAN AN EXCHANGE-TRADED STOCK.
The Company's securities are subject to the Securities and Exchange Commission rule that imposes special sales practice requirements upon broker-dealers that sell such securities to other than established customers or accredited investors. For purposes of the rule, the phrase "accredited investor" means, in general terms, institutions with assets exceeding $5,000,000 or individuals having net worth in excess of $1,000,000 or having an annual income that exceeds $200,000 (or that, combined with a spouse's income, exceeds $300,000). For transactions covered by the rule, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser's written agreement to the transaction prior to the sale. Consequently, the rule may affect the ability of purchasers of the Company's securities to buy or sell in any market that may develop.

In addition, the Securities and Exchange Commission has adopted a number of rules to regulate "penny stocks." (A "penny stock" is any equity security that has a market price of less than $5.00 per share or with an exercise price of less than $5.00 per share, subject to certain exceptions). Such rules include Rules 3a51-1, 15g-1, 15g-2, 15g-3, 15g-4, 15g-5, 15g-6, and 15g-7 under the
Securities and Exchange Act of 1934, as amended. The rules may further affect the ability of owners of the Company's shares to sell their securities in any market that may develop for them. Stockholders should be aware that, according to the Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include:

- control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer;
- manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases;
- "boiler room" practices involving high pressure sales tactics and unrealistic price projections by inexperienced sales persons;
- excessive and undisclosed bid-ask differentials and markups by selling broker-dealers; and
- the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the inevitable collapse of those prices with consequent investor losses.

BOARD  OF  DIRECTORS' AUTHORITY TO SET RIGHTS AND PREFERENCES OF PREFERRED STOCK
MAY  PREVENT  A  CHANGE  IN  CONTROL  BY   STOCKHOLDERS  OF  COMMON  STOCK.

Preferred shares may be issued in series from time to time with such designation, rights, preferences and limitations as the Company's Board of Directors determines by resolution and without stockholder approval. This is an anti-takeover measure. The Board of Directors has exclusive discretion to issue preferred stock with rights that may trump those of common stock. The Board of Directors could use an issuance of Preferred Stock with dilutive or voting preferences to delay, defer or prevent common stockholders from initiating a change in control of the Company or reduce the rights of common stockholders to the net assets upon dissolution. Preferred stock issuances may also discourage takeover attempts that may offer premiums to holders of the Company's common stock.

STOCKHOLDERS DO NOT HAVE THE AUTHORITY TO CALL A SPECIAL MEETING THEREBY DISCOURAGING TAKEOVER ATTEMPTS.
Pursuant to the Company's articles of incorporation, only the Company's Board of Directors has the power to call a special meeting of the stockholders, thereby limiting the ability of stockholders to effect a change in control of the Company.

THE COMPANY DOES NOT ANTICIPATTE PAYING DIVIDENDS TO ITS SECURITY HOLDERS IN THE FORESEEABLE FUTURE WHICH MAKES INVESTMENT IN ITS STOCK SPECULATIVE OR RISKY. The Company has not paid dividends on its common stock and does not anticipate paying dividends on its common stock in the foreseeable future. The Board of Directors has sole authority to declare dividends payable to the Company's stockholders. The fact that the Company has not and does not plan to pay dividends indicates that the Company must use all of its funds generated by operations for reinvestment in its operating activities and also emphasizes that the Company may not continue as a going concern. Investors also must evaluate an investment in the Company solely on the basis of anticipated capital gains.

LIMITED LIABILITY OF THE COMPANY'S EXECUTIVE OFFICERS AND DIRECTORS MAY DISCOURAGE STOCKHOLDERS FROM BRINGING A LAWSUIT AGAINST THEM.
The Company's articles of incorporation and bylaws contain provisions that limit the liability of directors for monetary damages and provide for indemnification of officers and directors. These provisions may discourage stockholders from bringing a lawsuit against officers and directors for breaches of fiduciary duty and may also reduce the likelihood of derivative litigation against officers and directors even though such action, if successful, might otherwise have benefited the stockholders. In addition, a stockholder's investment in the Company may be adversely affected to the extent that costs of settlement and damage awards against officers or directors are paid by the Company pursuant to the indemnification provisions of the articles of incorporation and by-laws. The impact on a stockholder's investment in terms of the cost of defending a lawsuit may deter the stockholder from bringing suit against one of the Company's officers or directors. The Company has been advised that the SEC takes the position that this provision does not affect the liability of any director under applicable federal and state securities laws.

                        (D) SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth, as of November 20, 2002, the Company's outstanding common stock owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was known by the Company to own beneficially, more than 5% of its common stock, and the shareholdings of all Executive Officers and Directors as a group. Each person has sole voting and investment power with respect to the shares shown.

                          NUMBER  OF       PERCENTAGE  OF
NAME                      SHARES  HELD     SHARES  OWNED
----                      ------------     -------------
Christine  Cerisse*                 0               0.0%
Lorne  Catling*                     0               0.0%
Larry  Wintemute**                  0               0.0%
K.  Andrew  White             695,290               2.71%
Capital  Partners  Fund  I  2,991,364              11.64%
Michael  McGrath            1,632,000               6.35%
Robert  Vivacqua            2,208,000               8.59%
Miguel  Caron               5,550,000              21.60%
ALL  EXECUTIVE  OFFICERS  AND
  DIRECTORS  AS  A  GROUP
  (3  persons)              6,245,290              24.3%

 * Each of these Directors have options to purchase 100,000 shares of common stock of the Company at $0.50 per share.
** This former Director has the option to purchase 100,000 shares of common stock of the Company at $0.50 per share.

                       (E)  DIRECTORS, EXECUTIVE OFFICERS,
                          PROMOTERS AND CONTROL PERSONS
This table sets forth the name, age and position of each director and executive officer of the Company following the Exchange:

Name                      Age     Position
----                      ---     --------

K.  Andrew  White          38     CEO,  Secretary  and  a  Director
Miguel  Caron              29     President,  and  a  Director
Lorne  Catling             46     Director
Christine  Cerisse         48     Director

Andrew  White  -  President,  Chief  Executive  Officer,  Secretary
-------------------------------------------------------------------

Mr. White is the founder of Route1 Corporation. He has significant experience in product architecture, operations, marketing, sales, and equity financing. Prior to founding Route1, he was the Manager of Information Systems for Delrina (Symantec) Corporation.

Miguel  Caron  -  President,  and  a  Director
----------------------------------------------

Miguel Caron, the founder of NoWire Telecom, has extensive experience in sales, marketing and management in the electronics industry. In the recent past he has been COO for Atlas Telecom Mobile, and Director of Sales in Eastern Canada for Wysdom inc. His expertise is identifying, developing and closing direct sales business with companies focused on providing wireless services and mobility solutions to their end users, customers, partners and employees. In 1994 Miguel graduated from the Royal Military College in St-Jean, Quebec with a Degree in Polemologie with specialization (Social Studies of War).

Lorne  Catling  -  Director
---------------------------

Mr. Catling has 25 years of direct sales and sales management experience in various wholesale and retail fields. This includes and is not limited to real estate, automotive, home renovation, and the carpet industry. He has held managerial positions with a major Ford Dealership and offered sales and motivational training to the staff. After 8 years in the auto industry Lorne was Western Regional Sales Manager for a Northwestern U.S. pay-phone provider. He managed and trained a successful sales force that gained a substantial foothold in the Western Canadian market. Most recently Lorne has been raising capital for small start-up companies involved in the wireless remote surveillance and non-institutional ATM industry.

Christine  Cerisse  -  Director
-------------------------------
Ms. Cerisse is the former Chairman, President and Secretary-Treasurer of Koala from February 1, 2001 to September, 2002. Ms. Cerisse is a former Chartered and Registered Financial Planner, with over 20 years experience in the in the financial industry in the field of financial planning and financial management. From October, 1999 to November, 2002, Ms. Cerisse has been the Managing Director of Sierra Group, Inc., which advises private companies on becoming public on the Over-the-Counter Bulletin Board. Prior to that, Ms. Cerisse provided management and business consulting for start-up project teams. Ms. Cerisse has been a principal in various entrepreneurial businesses and has over 20 years of sales and marketing experience, both of products and services in industries including nutrition and health, financial and real estate services, and technology. Ms. Cerisse has been responsible for financial and corporate management and the preparation of contracts and financial documentation for the companies she has worked with.

                            (G)     LEGAL PROCEEDINGS

Koala is not a party to any pending legal proceeding or litigation and none of its property is the subject of any pending legal proceeding. Further, the former directors and executive officers of Koala know of no legal proceedings against Koala or its property contemplated by any governmental authority.

No former director, officer, affiliate or shareholder of Koala, or any associate of any such director, officer or security holder, is a party adverse to Koala or has a material interest adverse to Koala in reference to pending litigation.

               (H)  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCCOUNTANT

None

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS Registrant intends to file the financial statements conforming to this Section within sixty days of this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
                                   KOALA  INTERNATIONAL  WIRELESS  INC.


December  5,  2002                    By:      /s/  Miguel  Caron
------------------                          -------------------------
     (Date)                           Name:         Miguel  Caron
                                                  -------------------
                                      Its:          President
                                                  -------------------

                                 EXHIBIT INDEX


Exhibit No. Description
----------- -----------
     2 Agreement and Plan of Exchange By and Between Koala International Wireless Inc. and NoWire Telecom dated November 20, 2002

    99 News Release - Koala International Wireless Inc. announces acquisition of NoWire Telecom